UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

Deutsche Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2015

Annual Report

to Shareholders

Deutsche Strategic High Yield Tax-Free Fund

(formerly DWS Strategic High Yield Tax-Free Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
37 Statement of Cash Flows
38 Statement of Changes in Net Assets
39 Financial Highlights
44 Notes to Financial Statements
55 Report of Independent Registered Public Accounting Firm
56 Information About Your Fund's Expenses
57 Tax Information
58 Advisory Agreement Board Considerations and Fee Evaluation
63 Board Members and Officers
68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming thanks to the improving labor market and lower energy prices. And, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The U.S. Federal Reserve Board is likely to start raising short-term interest rates in the U.S. later this year. However, the specific timing depends on whether the recent slowdown in activity reverses, the labor markets continue to heal and inflation truly bottoms. In any case, analysts expect the process to be gradual.

Meanwhile, the global picture, which had appeared to be brightening, is again in flux due to uncertainties regarding the Greek debt crisis and its potential ramifications. Overall, our strategic view remains generally positive. While we do not see Greece posing a major risk of contagion across the Eurozone, heightened volatility can be expected.

As always, we encourage you to visit us at deutschefunds.com for timely information about economic developments and your Deutsche fund investment. With frequent updates from our Chief Investment Officer and economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of providing a high level of income exempt from regular federal income tax. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements to characteristics of specific securities such as coupons, maturity dates and call dates, and changes in supply and demand within the municipal market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

Deutsche Strategic High Yield Tax-Free Fund posted a return of 3.65% for the period ended May 31, 2015. The overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 3.18% for the same period. The average fund in the Morningstar High Yield Muni category returned 5.39% for the 12 months ended May 31, 2015.

Throughout the 12-month period ended May 31, 2015, the U.S. Federal Reserve Board (the Fed) kept short-term rates anchored near zero. With inflation remaining below-target, U.S. fixed income markets were supported by expectations that the pace of the Fed's inevitable normalization of monetary policy would be incremental. Even as the Fed prepared to tighten, central banks in most other major economies were engaged in sovereign bond purchases designed to keep rates low, raising the prospect of devalued currencies. The divergence in monetary policies led to increased flows from abroad into dollar-denominated assets, helping to counter any potential upward pressure on U.S. interest rates.

"Municipals were supported for most of the period by positive flows into mutual funds and solid interest from institutional investors."

While municipal issuance increased as the period progressed, a significant portion of new supply was driven by refunding of existing issues in order to take advantage of low market interest rates. On the demand side, municipals were supported for most of the period by positive flows into mutual funds and solid interest from institutional investors, including insurance companies and banks.

The municipal yield curve flattened over the 12 months ended May 31, 2015, as yields rose notably on shorter maturities and declined modestly for long-term issues. Specifically, the two-year bond yield rose from 0.29% to 0.62% and the five-year from 1.15% to 1.41%, while the 20-year declined from 3.00% to 2.93% and the 30-year from 3.26% to 3.16%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened modestly, and issues rated BBB and A outperformed AAA issues.

Municipal Bond Yield Curve (as of 5/31/15 and 5/31/14)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/15.
Chart is for illustrative purposes only and does not represent any Deutsche AWM product.

Positive and Negative Contributors to Fund Performance

With a relatively steep yield curve as the period began, we had a tilt in the portfolio towards longer-term issues in the 20-to-30-year maturity range. This exposure was a positive contributor to relative performance, as the fund was able to earn incremental income and benefit from the modest decline in yields and corresponding price strength among issues on the longer end of the curve.

The fund's holdings of BBB-rated issues and issues rated below investment grade helped performance relative to the benchmark, as credit spreads tightened over the 12 months ended May 31, 2015. That said, we had significantly less exposure to lower-rated, high-yield issues than most of the funds in our peer group. In particular, we had relatively light exposure to the volatile tobacco sector, which strongly outperformed during the period. The fund had a modest position in Puerto Rico issues, which continued to be harmed by budget concerns and negative headlines, and a holding in a troubled Indian gaming project, which tempered performance. We are comfortable with our more conservative approach given the narrowing of credit spreads that has occurred along with a weakening of covenants on new issues.

Within the investment-grade portion of the fund, we have maintained significant exposure to issues in the BBB and single A-quality range, and our holdings there of health care, transportation and airport bonds added to relative performance.

The fund used inverse floaters, whose coupon rates move in the opposite direction of short-term interest rates, adding additional income in the steep yield curve environment.

Outlook and Positioning

At the end of the period, municipal yields were at relatively low levels by historical standards, but quite attractive relative to U.S. Treasuries. As of the end of May 2015, the 10-year municipal bond yield of 2.19% was 103% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.16% was 110% of the comparable U.S. Treasury yield.

While the curve has flattened to a degree, longer-term issues continue to carry a meaningful yield advantage, such as bonds with maturities in the 15-to-20-year range. We also continue to evaluate premium coupon issues that can provide a degree of protection against rising interest rates.

With respect to the fund's credit exposure, we see the most attractive valuations among bonds in the A and AA quality range, while viewing spreads for issues rated BBB and below as relatively tight. In the wake of the ongoing global search for yield, credit spreads have narrowed and covenants for new municipal issues have become less favorable to investors, and we are being selective as we look for opportunities to add incremental yield.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1987.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

A. Gene Caponi, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset & Wealth Management in 1998.

— BS, State University of New York, Oswego; MBA, State University of New York at Albany.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Carol L. Flynn, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1994.

— Co-Head of Municipal Bonds.

— BS, Duke University; MBA, University of Connecticut.

Rebecca L. Flinn, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset & Wealth Management in 1986.

— BA, University of Redlands, California.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Muni category consists of funds that invest at least 50% of their assets in high-income municipal securities that are not rated or that are rated at a level of BBB and below.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary May 31, 2015 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	3.65%	5.05%	4.55%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.80%	4.46%	4.26%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	2.86%	4.26%	3.76%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–0.11%	4.09%	3.76%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	2.88%	4.27%	3.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.88%	4.27%	3.78%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
No Sales Charges	3.91%	5.31%	4.80%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
No Sales Charges	3.91%	5.32%	4.83%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2014 are 1.00%, 1.77%, 1.75%, 0.87% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/15	$12.39	$12.39	$12.40	$12.40	$12.40
5/31/14	$12.49	$12.49	$12.50	$12.50	$12.50
Distribution Information as of 5/31/15
Income Dividends, Twelve Months	$.55	$.45	$.45	$.58	$.58
May Income Dividend	$.0476	$.0394	$.0399	$.0502	$.0501
SEC 30-day Yield‡‡	2.64%	1.96%	1.97%	2.96%	2.96%
Tax Equivalent Yield‡‡	4.66%	3.46%	3.48%	5.23%	5.23%
Current Annualized Distribution Rate‡‡	4.61%	3.82%	3.86%	4.86%	4.85%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2015 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.60%, 1.91%, 1.89%, 2.81% and 2.89% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 43.4%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.57%, 3.77%, 3.78%, 4.71% and 4.78% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2015
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.2%
Alabama 0.1%
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	2,021,800
Arizona 1.1%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025, GTY: Citibank NA	4,000,000	4,680,000
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,564,105
Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:
Series A, 6.25%, 12/1/2042	1,535,000	1,669,712
Series A, 6.25%, 12/1/2046	1,400,000	1,520,232
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, AMT, 4.9%, 3/1/2028	5,000,000	5,148,650
		17,582,699
California 9.0%
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	8,750,000	11,839,187
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	5,618,600
California, State General Obligation:
5.0%, 8/1/2034	5,185,000	5,733,158
5.5%, 3/1/2040	5,130,000	5,981,016
California, State General Obligation, Various Purposes:
5.0%, 11/1/2032	10,000,000	10,886,900
5.0%, 11/1/2037	9,145,000	9,896,628
5.75%, 4/1/2031	23,360,000	26,926,838
California, State Public Works Board, Lease Revenue, Series B, 5.0%, 10/1/2039	5,500,000	6,189,480
California, State Public Works Board, Lease Revenue, Capital Projects:
Series A-1, 6.0%, 3/1/2035	10,175,000	12,047,912
Series I-1, 6.375%, 11/1/2034	5,000,000	6,025,200
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:
Series A, 5.25%, 12/1/2044	1,305,000	1,402,484
Series A, 5.5%, 12/1/2054	1,305,000	1,420,297
California, Statewide Communities Development Authority Revenue, Terraces At San Joaquin Gardens Project:
Series A, 5.625%, 10/1/2032	500,000	533,105
Series A, 6.0%, 10/1/2042	1,000,000	1,077,900
Series A, 6.0%, 10/1/2047	1,000,000	1,075,700
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023, GTY: Merrill Lynch & Co., Inc.	620,000	716,584
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	2,850,000	3,225,886
San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	3,250,000	3,963,505
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	2,050,000	2,314,962
San Francisco City & County, CA, Airports Commission, International Airport Revenue, Series A, AMT, 5.0%, 5/1/2044	11,000,000	11,878,240
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	11,849,968
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay South Redevelopment, Series D, 7.0%, 8/1/2041	1,400,000	1,685,488
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Series A, 5.0%, 1/15/2050	3,555,000	3,784,226
Vernon, CA, Electric Systems Revenue, Series A, 5.5%, 8/1/2041	2,240,000	2,521,882
		148,595,146
Colorado 1.9%
Colorado, E-470 Public Highway Authority Revenue:
Series C, 5.375%, 9/1/2026	2,000,000	2,238,040
Series A-1, 5.5%, 9/1/2024, INS: NATL	3,500,000	3,541,405
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	1,017,920
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	2,195,200
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co., Inc.	6,365,000	7,919,842
Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,276,500
Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,751,936
Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities:
Series A, 5.0%, 12/1/2033	4,835,000	5,051,705
Series A, 5.0%, 12/1/2035	2,500,000	2,644,200
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,377,561
		31,014,309
Connecticut 1.8%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	20,000,000	23,945,800
Connecticut, Mashantucket Western Pequot Tribe Bond, 144A, 6.05%, 7/1/2031(PIK)	15,700,231	1,130,417
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,821,320
Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	1,160,000	1,229,310
		29,126,847
District of Columbia 0.4%
Metropolitan Washington, DC, Airport Authority Dulles Toll Road Revenue, Dulles Metrorail & Capital Important Project, Series A, 5.0%, 10/1/2053	7,000,000	7,341,460
Florida 7.0%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	165,000	165,059
Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A, 8.125%, 5/15/2044	4,000,000	4,756,800
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	5,895,000	5,979,122
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	7,905,000	6,728,499
Florida, State Mid-Bay Bridge Authority, Series A, 5.0%, 10/1/2035(a)	1,030,000	1,118,281
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	14,825,000	14,835,377
Florida, Village Community Development District No. 9, Special Assessment Revenue:
5.5%, 5/1/2042	1,425,000	1,640,318
7.0%, 5/1/2041	1,705,000	2,113,126
Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Jetblue Airways Corp. Project, AMT, 5.0%, 11/15/2026	1,500,000	1,554,255
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, 5.125%, 11/15/2020	970,000	1,036,057
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	31,976
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	74,612
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	79,941
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	191,858
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,917,335
Martin County, FL, Health Facilities Authority, Martin Memorial Medical Center, 5.5%, 11/15/2042	3,040,000	3,332,661
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center:
5.0%, 11/15/2029	1,000,000	1,098,080
5.0%, 11/15/2044	2,500,000	2,694,250
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033, INS: AGC	10,000,000	11,018,000
Series A-1, 5.5%, 10/1/2041	5,000,000	5,726,300
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	5,000,000	5,592,700
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2044	2,500,000	2,736,700
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	3,650,000	4,148,225
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	5,381,050
Palm Beach County, FL, Health Facilities Authority, Retirement Community Revenue, Acts Retirement-Life Communities, Inc., 5.5%, 11/15/2033	9,000,000	9,819,810
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027, INS: NATL	2,500,000	2,692,550
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	8,530,400
Series A, 144A, 5.75%, 10/1/2022	9,500,000	10,183,335
		115,176,677
Georgia 3.7%
Americus-Sumter County, GA, Hospital Authority, Magnolia Manor Obligated Group, Series A, 6.375%, 5/15/2043	4,000,000	4,389,120
Atlanta, GA, Tax Allocation, Beltline Project:
Series B, 7.375%, 1/1/2031	2,915,000	3,389,999
Series B, 7.375%, 1/1/2031	2,000,000	2,325,900
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	1,051,500
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.375%, 11/1/2039, INS: AGMC	10,000,000	11,354,100
Series A, Prerefunded, 6.25%, 11/1/2034	5,000,000	6,045,300
De Kalb County, GA, Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center, Inc. Project, 6.125%, 9/1/2040	7,500,000	8,147,550
De Kalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2032	820,000	947,190
Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System, Inc. Project:
Series A, 5.25%, 8/15/2049	500,000	563,190
Series A, 5.5%, 8/15/2054	1,820,000	2,072,361
Georgia, Glynn-Brunswick Memorial Hospital Authority, Anticipation Certificates, Southeast Georgia Health System Obligated Group:
Series A, 5.625%, 8/1/2034	550,000	604,379
Series A, Prerefunded, 5.625%, 8/1/2034	4,950,000	5,625,180
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019, GTY: JPMorgan Chase & Co. (b)	10,000,000	11,079,100
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	2,440,000	2,881,738
		60,476,607
Guam 1.1%
Government of Guam, General Obligation, Series A, 7.0%, 11/15/2039	10,155,000	12,157,465
Guam, International Airport Authority, Series C, AMT, 6.375%, 10/1/2043	1,610,000	1,895,002
Guam, Power Authority Revenue, Series A, 5.5%, 10/1/2030	3,000,000	3,361,050
		17,413,517
Hawaii 1.1%
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, 15 Craigside Project, Series A, 9.0%, 11/15/2044	2,000,000	2,543,380
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc.:
Series B, AMT, 4.6%, 5/1/2026, INS: FGIC	11,790,000	12,182,371
6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	2,500,000	2,876,350
		17,602,101
Illinois 6.0%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029, INS: AGMC	175,000	175,709
Chicago, IL, O'Hare International Airport Revenue, Third Lien:
Series A, 5.75%, 1/1/2039	9,955,000	11,322,419
Series B, 6.0%, 1/1/2041	12,095,000	14,125,025
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	1,845,000	2,018,836
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	5,500,000	5,926,690
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg:
Series A, 5.625%, 2/15/2037	5,000,000	5,000,550
7.25%, 2/15/2045	4,000,000	4,298,600
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series A, 8.125%, 5/15/2040	6,000,000	3,780,000
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, Prerefunded, 5.75%, 11/1/2028, INS: NATL	1,250,000	1,434,725
Illinois, Finance Authority Revenue, Swedish Covenant Hospital, Series A, 6.0%, 8/15/2038	7,830,000	8,681,904
Illinois, Finance Authority Revenue, The Admiral at Lake Project:
Series A, 7.75%, 5/15/2030	1,675,000	1,909,014
Series A, 8.0%, 5/15/2040	1,000,000	1,145,920
Series A, 8.0%, 5/15/2046	3,500,000	3,994,095
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,237,887
Series A, 5.875%, 2/15/2038	500,000	503,490
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place, Series B, 5.0%, 6/15/2050, INS: AGMC	8,000,000	8,229,440
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	6,405,000	7,569,237
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	5,265,000	5,633,234
Illinois, State Finance Authority Revenue, Trinity Health Corp., Series L, 5.0%, 12/1/2030	1,500,000	1,678,935
Illinois, State Finance Authority, Industrial Development Revenue, Multi-Modal-Fitzpatrick Brothers, Inc., 0.14%**, 4/1/2033, LOC: Northern Trust Co.	1,000,000	1,000,000
Illinois, State General Obligation:
5.0%, 2/1/2039	2,400,000	2,426,784
5.0%, 5/1/2039	5,000,000	5,057,200
5.5%, 7/1/2038	1,280,000	1,362,355
		98,512,049
Indiana 1.3%
Indiana, State Finance Authority Revenue, Greencroft Obligation Group, Series A, 7.0%, 11/15/2043	2,290,000	2,668,079
Indiana, State Finance Authority Revenue, I-69 Development Partners LLC, AMT, 5.25%, 9/1/2034	2,275,000	2,507,846
Indiana, State Health & Educational Financing Authority, Hospital Revenue, Community Foundation of Northwest State:
5.5%, 3/1/2037	850,000	894,548
Prerefunded, 5.5%, 3/1/2037	900,000	975,222
North Manchester, IN, Economic Development Revenue, Peabody Retirement Community Project:
Series B, 1.0%, 12/1/2045*	1,332,871	26,511
Series A, 6.05%, 12/1/2045	1,557,576	902,771
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project, AMT, 7.0%, 1/1/2044, GTY: Pratt Industries (U.S.A.)	6,220,000	7,592,692
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc.:
144A, 5.5%, 9/1/2027	1,000,000	1,040,310
8.0%, 9/1/2041	4,000,000	4,828,200
		21,436,179
Iowa 0.5%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	1,088,610
6.0%, 6/1/2039	2,000,000	2,169,420
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	5,320,300
		8,578,330
Kansas 0.5%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	6,340,000	6,443,342
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039	1,200,000	1,346,208
		7,789,550
Kentucky 1.8%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	15,000,000	17,090,400
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033, INS: AGC	3,635,000	3,888,905
Kentucky, Public Transportation Infrastructure Authority Toll Revenue, 1st Tier-Downtown Crossing, Series A, 6.0%, 7/1/2053	7,195,000	8,195,896
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	1,034,020
		30,209,221
Louisiana 2.8%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project, Series A, AMT, 5.75%, 9/1/2031	5,000,000	5,316,050
Louisiana, Local Government Environmental Facilities & Community Development, Westlake Chemical Corp., Series A, 6.5%, 8/1/2029	6,055,000	7,262,064
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,667,440
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, 6.75%, 5/15/2041	2,500,000	2,938,850
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,393,300
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	15,000,000	15,814,950
Louisiana, Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/2035	1,820,000	2,040,548
		45,433,202
Maine 0.6%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	9,000,000	10,294,020
Maryland 1.9%
Anne Arundel County, MD, Special Obligation, National Business Park North Project, 6.1%, 7/1/2040	2,200,000	2,340,140
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series A, 6.125%, 1/1/2036	3,250,000	3,671,493
Maryland, State Health & Higher Educational Facilities Authority Revenue, Doctors Community Hospital, Inc., 5.75%, 7/1/2038	6,250,000	6,597,187
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center:
Series A, 5.0%, 7/1/2037	5,005,000	5,133,979
6.25%, 7/1/2031	2,500,000	2,840,975
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,849,073
6.0%, 1/1/2028	6,100,000	6,607,886
Westminster, MD, Project Revenue, Lutheran Village Millers Grant, Inc., Series A, 6.25%, 7/1/2044	440,000	473,431
		30,514,164
Massachusetts 2.9%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,805,000	6,264,141
AMT, 8.0%, 9/1/2035*	960,000	162,576
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	7,478,608
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	430,598	2,614
Series A-2, 5.5%, 11/15/2046	86,572	74,416
Series A-1, 6.25%, 11/15/2039	1,621,881	1,560,979
Massachusetts, State Development Finance Agency Revenue, Tufts Medical Center, Inc., Series I, 7.25%, 1/1/2032	2,250,000	2,689,358
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,650,990
Series E-1, 5.125%, 7/1/2038	1,500,000	1,595,610
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,352,735
Series E, 5.0%, 7/15/2032	3,250,000	3,303,235
Series E, 5.0%, 7/15/2037	2,750,000	2,785,530
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	135,000	135,560
Series F, 5.75%, 7/1/2029	1,480,000	1,486,231
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	7,145,000	8,019,977
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	5,000,000	5,011,950
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	4,000,000	4,009,560
		48,584,070
Michigan 3.0%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	4,556,115
7.125%, 11/15/2043	1,500,000	1,522,335
Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	2,100,000	2,247,189
Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	7,590,000	8,271,279
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community:
5.375%, 5/15/2027	1,000,000	1,016,320
5.5%, 5/15/2036	1,000,000	1,013,120
Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	3,962,363
Michigan, State Finance Authority Revenue, Detroit Water & Sewer, Series C-3, 5.0%, 7/1/2033, INS: AGMC	1,820,000	1,998,196
Michigan, State Finance Authority Revenue, Trinity Health Corp.:
5.0%, 12/1/2031	10,910,000	12,218,218
5.0%, 12/1/2038	5,525,000	6,075,566
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	6,315,000	7,065,790
		49,946,491
Mississippi 1.2%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	6,938,525
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.375%, 12/1/2035	1,000,000	1,126,830
Series A, 5.5%, 9/1/2031	4,250,000	4,445,287
Series A, 5.8%, 5/1/2034, GTY: International Paper Co.	4,000,000	4,486,480
Series A, 6.5%, 9/1/2032	2,620,000	3,003,542
		20,000,664
Missouri 0.9%
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	2,029,060
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,001,490
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights:
Series A, 8.25%, 5/15/2039	1,000,000	1,146,880
Series A, 8.25%, 5/15/2045	2,850,000	3,254,187
Missouri, State Health & Educational Facilities Authority, Lutheran Senior Services, 6.0%, 2/1/2041	2,250,000	2,461,275
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,752,407
		14,645,299
Nebraska 0.3%
Douglas County, NE, Hospital Authority No. 002 Revenue, Health Facilities, Immanuel Obligation Group, 5.625%, 1/1/2040	1,500,000	1,640,985
Lancaster County, NE, Hospital Authority No.1, Health Facilities Revenue, Immanuel Obligation Group, 5.625%, 1/1/2040	2,500,000	2,734,975
		4,375,960
Nevada 0.5%
Clark County, NV, Airport Revenue, Series D-2B, 0.09%**, 7/1/2040, LOC: Royal Bank of Canada	1,000,000	1,000,000
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, Prerefunded, 5.0%, 6/1/2027	5,000,000	5,258,100
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, 6.75%, 9/1/2027	1,395,000	1,468,795
		7,726,895
New Hampshire 1.5%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	1,039,657
Series A, 5.4%, 1/1/2030	550,000	551,645
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 7.0%, 1/1/2038	5,325,000	6,309,433
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,325,000	2,333,277
New Hampshire, State Business Finance Authority Revenue, Elliot Hospital Obligation Group, Series A, 6.125%, 10/1/2039	5,000,000	5,544,000
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	4,150,880
New Hampshire, State Health & Education Facilities Authority Revenue, Rivermead Retirement Community:
Series A, 6.625%, 7/1/2031	700,000	794,458
Series A, 6.875%, 7/1/2041	2,825,000	3,208,889
		23,932,239
New Jersey 3.7%
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	5,785,000	6,411,689
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,426,154
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	450,000	489,708
New Jersey, State Economic Development Authority Revenue, The Goethals Bridge Replacement Project, AMT, 5.375%, 1/1/2043	2,275,000	2,484,846
New Jersey, State Economic Development Authority, Continental Airlines, Inc. Project, AMT, 4.875%, 9/15/2019	10,110,000	10,644,920
New Jersey, State Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, Series B, AMT, 5.625%, 11/15/2030	2,500,000	2,806,550
New Jersey, State Health Care Facilities Financing Authority Revenue, Saint Barnabas Health, Series A, 5.625%, 7/1/2032	3,500,000	3,969,175
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series A, 5.5%, 6/15/2041	7,000,000	7,317,730
New Jersey, Tobacco Settlement Financing Corp.:
Series 1A, 4.75%, 6/1/2034	16,240,000	12,475,406
Series 1-A, 5.0%, 6/1/2029	15,965,000	13,666,519
		61,692,697
New Mexico 0.5%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	8,327,175
New York 5.2%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, Prerefunded, 5.25%, 11/15/2027	3,000,000	3,315,210
Series A, Prerefunded, 5.75%, 11/15/2022	1,500,000	1,675,815
Hudson, NY, Yards Infrastructure Corp. Revenue:
Series A, 5.25%, 2/15/2047	5,000,000	5,487,550
Series A, 5.75%, 2/15/2047	7,000,000	7,998,690
New York, Metropolitan Transportation Authority Revenue, Series A-1, 5.0%, 11/15/2045	10,945,000	12,111,737
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 5.0%, 12/1/2045	1,000,000	1,041,560
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, Prerefunded, 5.25%, 7/1/2024	715,000	765,701
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	2,212,460
New York, State Housing Finance Agency Revenue, Housing West 29th LLC, Series A, 0.08%**, 5/1/2045, LOC: Wells Fargo Bank NA	2,180,000	2,180,000
New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	6,802,866
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 8.0%, 8/1/2028, GTY: American Airlines Group	6,100,000	6,599,834
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,509,285
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series FF, 5.0%, 6/15/2039	7,500,000	8,469,450
Series EE, 5.0%, 6/15/2047	11,000,000	12,152,030
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series B-1, 5.0%, 8/1/2039	11,595,000	13,079,972
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	762,375
		86,164,535
North Carolina 0.3%
Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,593,492
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,575,600
		4,169,092
North Dakota 0.2%
Burleigh County, ND, Health Care Revenue, St. Alexius Medical Center Project, Series A, Prerefunded, 5.0%, 7/1/2035	1,200,000	1,423,956
Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,120,020
		3,543,976
Ohio 0.8%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,091,860
Hamilton County, OH, Health Care Facilities Revenue, Christ Hospital Project, 5.5%, 6/1/2042	3,100,000	3,426,492
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:
6.125%, 1/1/2031	1,950,000	2,162,920
6.625%, 1/1/2046	2,500,000	2,841,725
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project, Series 2010, 5.75%, 11/15/2040	3,000,000	3,275,640
		12,798,637
Oklahoma 0.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, Series A, 7.25%, 11/1/2045	6,500,000	7,166,510
Pennsylvania 3.8%
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligation Group, 6.125%, 1/1/2045	4,350,000	4,668,812
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	1,044,340
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,856,300
Series A, 5.5%, 8/15/2035	6,500,000	7,152,795
Pennsylvania, Commonwealth Financing Authority, Series A, 5.0%, 6/1/2035	3,125,000	3,421,094
Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: U.S. Airways, Inc.	985,000	1,176,651
Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,676,115
Pennsylvania, State Economic Development Financing Authority Revenue, Bridges Finco LP, AMT, 5.0%, 12/31/2038	4,785,000	5,147,703
Pennsylvania, State Turnpike Commission Revenue:
Series C, 5.0%, 12/1/2043	7,000,000	7,782,950
Series C, 5.0%, 12/1/2044	1,615,000	1,763,015
Series A, 6.5%, 12/1/2036	6,385,000	7,657,977
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,753,399
Philadelphia, PA, Gas Works Revenue, 5.25%, 8/1/2040	3,000,000	3,306,060
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	6,750,000	6,900,052
		63,307,263
Puerto Rico 2.1%
Commonwealth of Puerto Rico, General Obligation, Series A, 8.0%, 7/1/2035	3,280,000	2,765,499
Commonwealth of Puerto Rico, Public Improvement, Series B, 6.5%, 7/1/2037	10,000,000	7,519,200
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.25%, 7/1/2022	5,000,000	3,755,750
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series C, 5.25%, 8/1/2041	3,065,000	1,859,474
Series A, 5.5%, 8/1/2042	10,175,000	6,274,515
Series A, 5.75%, 8/1/2037	2,130,000	1,339,983
Series A, 6.0%, 8/1/2042	4,570,000	2,909,308
Series A, 6.375%, 8/1/2039	3,185,000	2,107,228
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	6,174,800
		34,705,757
Rhode Island 0.1%
Rhode Island, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2040	2,345,000	2,457,888
South Carolina 1.7%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,095,260
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	552,000	551,630
Series A, 7.75%, 11/1/2039	4,595,000	4,363,918
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	3,595,000	3,891,012
South Carolina, State Public Service Authority Revenue, Series C, 5.0%, 12/1/2046	7,500,000	8,240,925
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, 5.75%, 12/1/2043	8,890,000	10,493,845
		28,636,590
South Dakota 0.6%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	3,215,970
Series B, 5.5%, 7/1/2035	5,000,000	5,463,400
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,047,580
		9,726,950
Tennessee 2.5%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017, GTY: Merrill Lynch & Co., Inc.	2,500,000	2,705,225
5.0%, 12/15/2018, GTY: Merrill Lynch & Co., Inc.	2,160,000	2,377,534
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.625%, 4/1/2038	810,000	882,179
Prerefunded, 5.625%, 4/1/2038	2,190,000	2,470,167
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	11,795,000	12,319,524
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, Mountain States Health Alliance, 6.5%, 7/1/2038	3,570,000	4,118,173
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series C, 5.0%, 2/1/2027, GTY: The Goldman Sachs Group, Inc.	6,435,000	7,300,250
Series A, 5.25%, 9/1/2018, GTY: The Goldman Sachs Group, Inc.	8,000,000	8,903,600
		41,076,652
Texas 13.5%
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.2%, 7/1/2045	6,000,000	6,765,360
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	4,276,960
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	9,602,730
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033*	7,000,000	682,500
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,493,160
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	2,640,350
Zero Coupon, 1/1/2032	3,500,000	1,666,105
Central Texas, Regional Mobility Authority Revenue, Senior Lien:
Series A, 5.0%, 1/1/2043	1,000,000	1,082,550
6.0%, 1/1/2041	5,455,000	6,304,780
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, 1st Mortgage-Brazos Presbyterian Homes, Inc. Project:
Series B, 7.0%, 1/1/2043	3,000,000	3,585,240
Series B, 7.0%, 1/1/2048	4,000,000	4,755,520
Houston, TX, Airport System Revenue, United Airlines, Inc., Terminal E Project, AMT, 4.75%, 7/1/2024	3,385,000	3,676,449
Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,328,140
La Vernia, TX, Higher Education Finance Corp. Revenue, Lifeschools of Dallas:
Series A, Prerefunded, 7.25%, 8/15/2031	1,275,000	1,574,842
Series A, Prerefunded, 7.5%, 8/15/2041	1,785,000	2,222,932
Lewisville, TX, Combination Contract Revenue, 6.75%, 10/1/2032	14,020,000	14,569,163
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	11,648,230
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,417,570
North Texas, Tollway Authority Revenue:
Series A, 5.0%, 1/1/2034	4,285,000	4,727,469
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,094,710
Second Tier, Series F, Prerefunded, 5.75%, 1/1/2038	17,500,000	19,587,925
First Tier, 6.0%, 1/1/2043	5,000,000	5,749,200
First Tier, Series A, 6.25%, 1/1/2039	9,525,000	10,898,600
Red River, TX, Health Facilities Development Corp., Retirement Facilities Revenue, MRC Crossings Project, Series A, 8.0%, 11/15/2049	1,715,000	2,043,302
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,000,880
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Trinity Terrace Project, The Cumberland Rest, Inc., Series A-1, 5.0%, 10/1/2044	1,575,000	1,647,261
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility, Mirador Project:
Series A, 8.125%, 11/15/2039	1,000,000	968,560
Series A, 8.25%, 11/15/2044	3,430,000	3,344,799
Texas, Dallas/Fort Worth International Airport Revenue:
Series D, 5.0%, 11/1/2035	2,715,000	3,001,840
Series A, 5.25%, 11/1/2038	15,000,000	16,657,200
Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	8,119,294
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	16,875,000	20,480,006
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020, GTY: The Goldman Sachs Group, Inc.	10,000,000	11,504,300
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue, 5.0%, 12/15/2030	1,670,000	1,829,017
Texas, State Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien, North Tarrant Express Mobility Partners Segments LLC, AMT, 6.75%, 6/30/2043	2,220,000	2,689,819
Texas, State Transportation Commission, Turnpike Systems Revenue, Series C, 5.0%, 8/15/2034	8,235,000	9,009,913
Texas, Uptown Development Authority, Tax Increment Contract Revenue, Infrastructure Improvement Facilities, 5.5%, 9/1/2029	1,000,000	1,099,550
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:
7.0%, 11/1/2030	1,530,000	1,788,218
7.125%, 11/1/2040	3,580,000	4,149,829
		221,684,273
Virginia 0.8%
Virginia, Marquis Community Development Authority Revenue:
Series C, Zero Coupon, 9/1/2041	7,906,000	1,055,214
Series B, 5.625%, 9/1/2041	5,332,000	4,794,321
Virginia, Mosaic District Community Development Authority Revenue, Series A, 6.875%, 3/1/2036	2,000,000	2,291,480
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	2,562,326
Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, AMT, 6.0%, 1/1/2037	2,000,000	2,306,680
		13,010,021
Washington 2.4%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	3,225,512
Washington, Port of Seattle, Industrial Development Corp., Special Facilities- Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,086,120
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: AGC	2,970,000	3,122,866
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037, INS: ACA	6,675,000	7,104,403
Series A, 6.125%, 8/15/2037	16,000,000	17,203,520
Washington, State Housing Finance Commission, Rockwood Retirement Communities Project, Series A, 7.375%, 1/1/2044	6,000,000	6,646,740
		39,389,161
West Virginia 0.8%
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center, Series A, 5.625%, 9/1/2032	3,080,000	3,413,595
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	7,353,710
6.5%, 10/1/2038	3,000,000	3,139,350
		13,906,655
Wisconsin 0.8%
Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,706,325
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.625%, 4/15/2039	8,160,000	9,113,170
Wisconsin, State Health & Educational Facilities Authority Revenue, St. John's Communities, Inc., Series A, 7.625%, 9/15/2039	1,000,000	1,177,920
		13,997,415
Other Territories 0.1%
Non-Profit Preferred Funding Trust I, Series A1, 144A, 4.22%, 9/15/2037	1,195,709	1,200,767
Total Municipal Bonds and Notes (Cost $1,407,756,415)		1,535,291,510

Underlying Municipal Bonds of Inverse Floaters (c) 13.8%
California 0.3%
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (d)	2,126,587	2,345,217
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (d)	1,935,078	2,134,019
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.294%, 11/1/2015, Leverage Factor at purchase date: 2 to 1
		4,479,236
Hawaii 0.7%
Hawaii, State General Obligation, Series DK, Prerefunded, 5.0%, 5/1/2027 (d)	1,465,000	1,613,903
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (d)	8,535,000	9,402,497
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.99%, 5/1/2016, Leverage Factor at purchase date: 4 to 1
		11,016,400
Louisiana 0.7%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (d)	3,026,513	3,443,626
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (d)	3,304,152	3,759,529
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (d)	3,666,834	4,172,194
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.358%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,375,349
Nevada 2.6%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (d)	7,851,481	8,586,463
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (d)	8,203,602	8,971,546
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (d)	5,298,193	5,794,161
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.121%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2035 (d)	9,150,000	9,957,520
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2036 (d)	9,605,000	10,452,675
Trust: Las Vegas Valley, NV, General Obligation, Water District, 144A, 9.338%, 2/1/2016, Leverage Factor at purchase date: 2 to 1
		43,762,365
New York 2.3%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (d)	5,095,207	5,485,201
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 18.064%, 9/15/2016, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 2/15/2035 (d)	10,000,000	11,282,200
Trust: New York, State Dormitory Authority Revenues, Series 4688, 144A, 9.43%, 3/15/2024, Leverage Factor at purchase date: 2 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (d)	4,000,000	4,438,108
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (d)	3,000,000	3,328,581
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (d)	3,000,000	3,328,581
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 16.415%, 12/15/2015, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (d)	3,185,000	3,469,484
New York City, NY, Transitional Finance Authority Revenue, Series C-1, Prerefunded, 5.0%, 11/1/2027 (d)	6,815,000	7,423,716
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.375%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		38,755,871
Ohio 0.8%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (d)	4,522,767	4,904,922
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (d)	7,712,913	8,364,624
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.519%, 1/1/2016, Leverage Factor at purchase date: 3 to 1
		13,269,546
Pennsylvania 2.5%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (d)	21,790,000	23,704,258
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 44.49%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State Revenue Bond, Series A, 5.0%, 8/1/2024 (d)	15,475,000	16,812,764
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.884%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		40,517,022
Tennessee 1.0%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (d)	14,996,415	16,499,190
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 18.076%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Texas 2.9%
Harris County, TX, Flood Control District, Series A, 5.0% 10/1/2034 (d)	5,500,000	6,235,955
Trust: Harris County, TX, Flood Control District, Series 4692, 144A, 9.53%, 10/11/2018, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (d)	15,000,000	16,477,950
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.66%, 2/1/2016, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (d)	10,000,000	10,911,500
Trust: Texas, North East Independent School District, Series 2355, 144A, 22.44%, 8/1/2015, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (d)	12,500,000	13,462,750
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 22.32%, 10/1/2016, Leverage Factor at purchase date: 5 to 1
		47,088,155
Total Underlying Municipal Bonds of Inverse Floaters (Cost $209,649,517)		226,763,134

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,617,405,932)†	107.0	1,762,054,644
Floating Rate Notes (c)	(8.3)	(136,339,570)
Other Assets and Liabilities, Net	1.3	20,881,581
Net Assets	100.0	1,646,596,655

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	162,576
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT*	8.25%	5/1/2033	7,000,000	7,000,000	682,500
				7,960,000	845,076

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2015.

† The cost for federal income tax purposes was $1,474,024,562. At May 31, 2015, net unrealized appreciation for all securities based on tax cost was $151,690,512. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $187,588,181 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,897,669.

(a) When-issued security.

(b) At May 31, 2015, this security has been pledged, in whole or in part, as collateral for tender option bond trust.

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represent leverage to the Fund and is the amount owed to the floating rate note holders.

(d) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ACA: ACA Financial Guaranty Corp.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities, which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (e)	$—	$1,762,054,644	$—	$1,762,054,644
Total	$—	$1,762,054,644	$—	$1,762,054,644

There have been no transfers between fair value measurement levels during the year ended May 31, 2015.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2015
Assets
Investments in non-affiliated securities, at value (cost $1,617,405,932)	$1,762,054,644
Cash	329,547
Receivable for Fund shares sold	1,031,330
Interest receivable	25,730,487
Other assets	50,887
Total assets	1,789,196,895
Liabilities
Payable for investments purchased — when-issued security	1,107,353
Payable for Fund shares redeemed	1,904,565
Payable for floating rate notes issued	136,339,570
Distributions payable	1,232,657
Accrued management fee	479,757
Accrued Trustees' fees	30,716
Other accrued expenses and payables	1,505,622
Total liabilities	142,600,240
Net assets, at value	$1,646,596,655
Net Assets Consist of
Undistributed net investment income	1,992,688
Net unrealized appreciation (depreciation) on investments	144,648,712
Accumulated net realized gain (loss)	(142,418,859)
Paid-in capital	1,642,374,114
Net assets, at value	$1,646,596,655

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($378,314,975 ÷ 30,534,416 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.39
Maximum offering price per share (100 ÷ 97.25 of $12.39)	$12.74
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($1,136,829 ÷ 91,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.39
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($144,483,881 ÷ 11,654,414 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.40
Class S Net Asset Value offering and redemption price per share ($824,286,282 ÷ 66,469,472 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.40
Institutional Class Net Asset Value offering and redemption price per share ($298,374,688 ÷ 24,054,286 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2015
Investment Income
Income: Interest	$96,615,480
Expenses: Management fee	8,237,241
Administration fee	1,776,986
Services to shareholders	2,452,571
Distribution and service fees	2,476,066
Custodian fee	19,532
Professional fees	137,874
Reports to shareholders	90,878
Registration fees	100,505
Trustees' fees and expenses	85,546
Interest expense and fees on floating rate notes issued	989,545
Other	108,742
Total expenses before expense reductions	16,475,486
Expense reductions	(1,916,621)
Total expenses after expense reductions	14,558,865
Net investment income	82,056,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(11,702,648)
Change in net unrealized appreciation (depreciation) on investments	(2,674,223)
Net gain (loss)	(14,376,871)
Net increase (decrease) in net assets resulting from operations	$67,679,744

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2015
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$67,679,744
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(553,863,461)
Net amortization of premium/(accretion of discount)	2,820,152
Proceeds from sales and maturities of long-term investments	700,783,039
(Increase) decrease in interest receivable	3,467,376
(Increase) decrease in other assets	109,545
Increase (decrease) in payable for investments purchased — when-issued securities	(2,237,501)
Increase (decrease) in other accrued expenses and payables	123,138
Change in unrealized (appreciation) depreciation on investments	2,674,223
Net realized (gain) loss from investments	11,702,648
Cash provided (used) by operating activities	233,258,903
Cash Flows from Financing Activities
Proceeds from shares sold	346,287,740
Payments for shares redeemed	(548,149,301)
Distributions paid (net of reinvestment of distributions)	(9,313,109)
Increase (decrease) in payable for floating rate notes issued	(22,015,000)
Cash provided (used) by financing activities	(233,189,670)
Increase (decrease) in cash	69,233
Cash at beginning of period	260,314
Cash at end of period	$329,547
Supplemental Disclosure of Non-Cash Activities
Reinvestment of distributions	$70,628,607
Interest expense and fees on floating rate notes issued	$(989,545)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$82,056,615	$89,715,322
Net realized gain (loss)	(11,702,648)	(42,499,617)
Change in net unrealized appreciation (depreciation)	(2,674,223)	(51,529,060)
Net increase (decrease) in net assets resulting from operations	67,679,744	(4,313,355)
Distributions to shareholders from: Net investment income: Class A	(17,520,360)	(22,616,899)
Class B	(74,803)	(167,191)
Class C	(5,394,549)	(6,413,208)
Class S	(42,040,320)	(45,173,908)
Institutional Class	(15,073,278)	(14,149,199)
Total distributions	(80,103,310)	(88,520,405)
Fund share transactions: Proceeds from shares sold	340,917,065	539,809,297
Reinvestment of distributions	70,628,607	72,575,930
Payments for shares redeemed	(549,187,103)	(977,314,742)
Net increase (decrease) in net assets from Fund share transactions	(137,641,431)	(364,929,515)
Increase (decrease) in net assets	(150,064,997)	(457,763,275)
Net assets at beginning of year	1,796,661,652	2,254,424,927
Net assets at end of year (including undistributed net investment income of $1,992,688 and $1,219,789, respectively)	$1,646,596,655	$1,796,661,652

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$12.49	$12.95	$12.78	$11.78	$12.23
Income from investment operations: Net investment income	.56	.60	.55	.59	.61
Net realized and unrealized gain (loss)	(.11)	(.47)	.16	1.00	(.45)
Total from investment operations	.45	.13	.71	1.59	.16
Less distributions from: Net investment income	(.55)	(.59)	(.54)	(.59)	(.61)
Net realized gains	—	—	—	(.00 )*	—
Total distributions	(.55)	(.59)	(.54)	(.59)	(.61)
Net asset value, end of period	$12.39	$12.49	$12.95	$12.78	$11.78
Total Return (%)a,b	3.65	1.27	5.57	13.88	1.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	378	447	618	569	432
Ratio of expenses before expense reductions (including interest expense) (%)c	1.00	1.05	1.03	1.03	1.08
Ratio of expenses after expense reductions (including interest expense) (%)c	.93	.95	.97	.99	1.03
Ratio of expenses after expense reductions (excluding interest expense) (%)	.87	.88	.91	.92	.94
Ratio of net investment income (%)	4.51	4.94	4.18	4.92	5.35
Portfolio turnover rate (%)	29	24	21	29	30
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$12.49	$12.95	$12.78	$11.78	$12.23
Income from investment operations: Net investment income	.47	.51	.45	.50	.52
Net realized and unrealized gain (loss)	(.12)	(.47)	.16	1.00	(.45)
Total from investment operations	.35	.04	.61	1.50	.07
Less distributions from: Net investment income	(.45)	(.50)	(.44)	(.50)	(.52)
Net realized gains	—	—	—	(.00 )*	—
Total distributions	(.45)	(.50)	(.44)	(.50)	(.52)
Net asset value, end of period	$12.39	$12.49	$12.95	$12.78	$11.78
Total Return (%)a,b	2.86	.51	4.78	13.02	.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	6	8	9
Ratio of expenses before expense reductions (including interest expense) (%)c	1.78	1.82	1.79	1.80	1.87
Ratio of expenses after expense reductions (including interest expense) (%)c	1.68	1.70	1.72	1.74	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62	1.63	1.66	1.67	1.69
Ratio of net investment income (%)	3.75	4.18	3.42	4.19	4.59
Portfolio turnover rate (%)	29	24	21	29	30
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$12.50	$12.96	$12.79	$11.79	$12.24
Income from investment operations: Net investment income	.47	.51	.45	.50	.52
Net realized and unrealized gain (loss)	(.12)	(.47)	.16	1.00	(.45)
Total from investment operations	.35	.04	.61	1.50	.07
Less distributions from: Net investment income	(.45)	(.50)	(.44)	(.50)	(.52)
Net realized gains	—	—	—	(.00 )*	—
Total distributions	(.45)	(.50)	(.44)	(.50)	(.52)
Net asset value, end of period	$12.40	$12.50	$12.96	$12.79	$11.79
Total Return (%)a,b	2.88	.52	4.78	13.03	.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	148	202	188	141
Ratio of expenses before expense reductions (including interest expense) (%)c	1.76	1.80	1.78	1.77	1.82
Ratio of expenses after expense reductions (including interest expense) (%)c	1.68	1.70	1.72	1.74	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62	1.63	1.66	1.67	1.69
Ratio of net investment income (%)	3.76	4.19	3.43	4.16	4.60
Portfolio turnover rate (%)	29	24	21	29	30
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$12.50	$12.96	$12.79	$11.79	$12.24
Income from investment operations: Net investment income	.59	.63	.58	.62	.64
Net realized and unrealized gain (loss)	(.11)	(.47)	.16	1.00	(.45)
Total from investment operations	.48	.16	.74	1.62	.19
Less distributions from: Net investment income	(.58)	(.62)	(.57)	(.62)	(.64)
Net realized gains	—	—	—	(.00 )*	—
Total distributions	(.58)	(.62)	(.57)	(.62)	(.64)
Net asset value, end of period	$12.40	$12.50	$12.96	$12.79	$11.79
Total Return (%)a	3.91	1.53	5.83	14.15	1.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	824	884	1,128	1,023	832
Ratio of expenses before expense reductions (including interest expense) (%)b	.83	.92	.89	.90	.94
Ratio of expenses after expense reductions (including interest expense) (%)b	.68	.70	.72	.74	.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.63	.66	.67	.69
Ratio of net investment income (%)	4.76	5.20	4.43	5.17	5.60
Portfolio turnover rate (%)	29	24	21	29	30
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$12.50	$12.97	$12.79	$11.79	$12.24
Income from investment operations: Net investment income	.59	.63	.58	.63	.64
Net realized and unrealized gain (loss)	(.11)	(.48)	.17	1.00	(.45)
Total from investment operations	.48	.15	.75	1.63	.19
Less distributions from: Net investment income	(.58)	(.62)	(.57)	(.63)	(.64)
Net realized gains	—	—	—	(.00 )*	—
Total distributions	(.58)	(.62)	(.57)	(.63)	(.64)
Net asset value, end of period	$12.40	$12.50	$12.97	$12.79	$11.79
Total Return (%)a	3.91	1.45	5.93	14.17	1.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298	315	301	220	143
Ratio of expenses before expense reductions (including interest expense) (%)b	.75	.81	.79	.79	.82
Ratio of expenses after expense reductions (including interest expense) (%)b	.68	.70	.71	.74	.75
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.63	.65	.67	.66
Ratio of net investment income (%)	4.76	5.20	4.44	5.16	5.62
Portfolio turnover rate (%)	29	24	21	29	30
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic High Yield Tax-Free Fund (formerly DWS Strategic High Yield Tax-Free Fund) (the "Fund") is a diversified series of Deutsche Municipal Trust (formerly DWS Municipal Trust) (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotation or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. The floating rate notes issued by the Trust are valued at cost, which approximates fair value. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters maybe more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds. In connection with these agreements, securities and/or cash may be pledged as collateral.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2015 was approximately $144,548,000, with a weighted average interest rate of 0.68%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $149,460,000, including $26,411,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2017 ($3,436,000), May 31, 2018 ($19,507,000) and May 31, 2019 ($3,468,000), the respective expiration dates, whichever occurs first; and approximately $123,049,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($69,488,000) and long-term losses ($53,561,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$3,222,258
Undistributed ordinary income*	$483,436
Capital loss carryforwards	$(149,460,000)
Net unrealized appreciation (depreciation) on investments	$151,690,512

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2015	2014
Distributions from tax-exempt income	$80,103,310	$88,520,405

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2015.

B. Purchases and Sales of Securities

During the year ended May 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $553,863,461 and $700,783,039, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from June 1, 2014 through September 30, 2014, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Next $1 billion of such net assets	.470%
Over $2 billion of such net assets	.450%

Effective October 1, 2014, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $300 million of the Fund's average daily net assets	.515%
Next $200 million of such net assets	.465%
Next $500 million of such net assets	.440%
Next $1 billion of such net assets	.420%
Over $2 billion of such net assets	.400%

Accordingly, for the year ended May 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

For the period from June 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%
Class S	.61%
Institutional Class	.61%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

For the year ended May 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$269,540
Class B	1,943
Class C	117,595
Class S	1,314,878
Institutional Class	212,665
$1,916,621

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2015, the Administration Fee was $1,776,986, of which $140,365 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2015
Class A	$22,418	$5,507
Class B	474	122
Class C	7,083	1,752
Class S	116,048	28,845
Institutional Class	9,090	2,284
	$155,113	$38,510

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2015
Class B	$15,417	$776
Class C	1,108,324	92,208
	$1,123,741	$92,984

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2015	Annual Rate
Class A	$978,027	$260,959	.25%
Class B	5,027	1,565	.24%
Class C	369,271	93,768	.25%
	$1,352,325	$356,292

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2015 aggregated $23,607.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2015, the CDSC for Class B and Class C shares aggregated $3,135 and $11,763, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2015, DDI received $2,081 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,806, of which $10,164 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,450,595	$68,035,164	9,872,570	$118,728,880
Class B	308	3,893	919	11,121
Class C	1,549,563	19,337,710	1,632,752	19,700,197
Class S	16,656,926	207,692,529	17,513,054	211,281,593
Institutional Class	3,686,605	45,847,769	15,819,363	190,087,506
		$340,917,065		$539,809,297
Shares issued to shareholders in reinvestment of distributions
Class A	1,238,090	$15,453,986	1,613,898	$19,382,410
Class B	5,089	63,521	11,183	134,106
Class C	337,277	4,212,983	409,772	4,924,524
Class S	2,873,260	35,911,247	2,862,057	34,448,675
Institutional Class	1,198,718	14,986,870	1,137,055	13,686,215
		$70,628,607		$72,575,930
Shares redeemed
Class A	(11,973,473)	$(148,899,579)	(23,347,509)	$(280,136,772)
Class B	(135,943)	(1,696,087)	(252,114)	(3,026,191)
Class C	(2,057,779)	(25,697,628)	(5,794,610)	(69,549,032)
Class S	(23,750,264)	(297,697,648)	(36,721,988)	(445,763,068)
Institutional Class	(6,016,844)	(75,196,161)	(14,961,224)	(178,839,679)
		$(549,187,103)		$(977,314,742)
Net increase (decrease)
Class A	(5,284,788)	$(65,410,429)	(11,861,041)	$(142,025,482)
Class B	(130,546)	(1,628,673)	(240,012)	(2,880,964)
Class C	(170,939)	(2,146,935)	(3,752,086)	(44,924,311)
Class S	(4,220,078)	(54,093,872)	(16,346,877)	(200,032,800)
Institutional Class	(1,131,521)	(14,361,522)	1,995,194	24,934,042
		$(137,641,431)		$(364,929,515)

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Municipal Trust and the Shareholders of Deutsche Strategic High Yield Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Deutsche Strategic High Yield Tax-Free Fund (formerly DWS Strategic High Yield Tax-Free Fund) (the "Fund") at May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 27, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2014 to May 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,012.90	$1,009.00	$1,009.90	$1,014.10	$1,014.10
Expenses Paid per $1,000*	$4.72	$8.51	$8.47	$3.46	$3.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,020.24	$1,016.45	$1,016.50	$1,021.49	$1,021.49
Expenses Paid per $1,000*	$4.73	$8.55	$8.50	$3.48	$3.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Strategic High Yield Tax-Free Fund†	.94%	1.70%	1.69%	.69%	.69%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2015, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Strategic High Yield Tax-Free Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board noted that, in connection with the 2014 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate by 0.05% and make corresponding adjustments to each management fee breakpoint. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	107	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	107	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	107	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	107	Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		107	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	107	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	107	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	107	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	107	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	107	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan6 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	25158T 103	25158T 202	25158T 301	25158T 400	25158T 509
Fund Number	152	252	352	2008	512

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DSHYT FF-2
(R-027921-4 7/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE STRATEGIC HIGH YIELD TAX FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$89,191	$0	$0	$0
2014	$85,992	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$63,439	$0
2014	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$63,439	$0	$63,439
2014	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic High Yield Tax-Free Fund, a series of Deutsche Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2015